ING Equity Trust

ING Mid Cap Value Fund (“Fund”)

Supplement dated November 18, 2011

to the Fund’s Class I Prospectus (“Prospectus”)

dated September 30, 2011

On November 17, 2011, the Board of Trustees of ING Equity Trust approved a change with respect to the Fund’s investment strategies, effective November 18, 2011.

1.

The section entitled “Principal Investment Strategies” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following due to the revision of the Fund’s investment strategies to allow for a 20% investment of its net assets in real estate investment trusts (“REITs”):

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the S&P MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. As of June 30, 2011, this range was approximately $660.9 million to $17.9 billion.

The Fund focuses on securities that the sub-advisers believe are undervalued in the marketplace.

The Fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets.

The Fund may also invest up to 20% of its net assets in real estate investment trusts (“REITs”).

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) and Wellington Management Company, LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of Fund assets allocated to RBC GAM (US) and Wellington Management.

RBC GAM (US)

RBC GAM (US) uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. This analysis considers factors such as attractive and sustainable business fundamentals, financial strength, management strength, and low valuation.

Wellington Management

Wellington Management employs a contrarian approach to stock selection. The approach demands an emphasis on extensive research to identify stocks of companies that Wellington Management believes possess fundamentals that are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Wellington Management’s investment approach. Wellington Management’s determination of a stock’s value is based on three primary criteria: its issuer’s earnings power, growth potential, and price-to-earnings ratio. Wellington Management then selects the stocks whose issuers, in its opinion, have the most compelling blend of attractive valuation, a strong management team, and strong industry position.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

2.

The section entitled “Principal Risks” in the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following due to the addition of the “Real Estate Companies and Real Estate Investment Trusts (“REITs”)” risk:

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Currency To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Investment Model The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Mid-Capitalization Company Investments in mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITS”) Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Value Investing Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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